UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.      )

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Veraz Networks, Inc.

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Veraz Networks Files Definitive Proxy Statement Related to Proposed Merger with Dialogic

SAN JOSE, Calif. August 9, 2010 (BUSINESS WIRE) — Veraz Networks, Inc. (NASDAQ:VRAZ) a leading provider of bandwidth optimization and next generation switching products, announced today that it filed with the Securities and Exchange Commission a definitive proxy statement (Form DEF 14A) relating to the proposed merger with privately held Dialogic Corporation, a leading worldwide provider of technologies that enable its customers and partners to deliver innovative mobile, video, IP and TDM solutions for network service providers and enterprise communication networks.

Under the terms of the proposed transaction, unanimously approved by each company’s Board of Directors, and subject to approval by Veraz and Dialogic shareholders, Veraz will issue shares of its common stock to each Dialogic shareholder so that following the closing of the transaction, Dialogic shareholders will own approximately 70% and Veraz shareholders will own approximately 30% of the merged company.

As stated in the definitive proxy statement, the merged company, which will be named Dialogic, Inc, will be led by Nick Jensen as Chairman of the Board and Chief Executive Officer (current Chairman of the Board, President and Chief Executive Officer of Dialogic), and Doug Sabella as President and Chief Operating Officer (current President and Chief Executive Officer of Veraz). On a pro forma basis for the year ended December 31, 2009, total revenues were $251.4 million for the merged company.

“This filing is another important step towards the completion of the merger and the creation of a formidable competitor in our market segments,” said Sabella.

“We are pleased to have the opportunity to provide detailed information about Dialogic, the transaction to merge the two companies, and other important information which will be essential to Veraz shareholders as they consider the proposals outlined in the definitive proxy statement,” said Jensen.

The company has scheduled a special meeting of Veraz shareholders on Thursday, September 30, 2010 at 9:00 am at Veraz Networks, 925 Rock Avenue, San Jose, CA 95131.

For further information regarding the arrangement to merge the two companies and other important information, interested parties should refer to the DEF 14A filed by Veraz on August 5, 2010. The transaction is expected to close in the second half of 2010, subject to obtaining all requisite approvals, shareholder approvals, and customary closing conditions.

About Dialogic

Dialogic Corporation is a leading provider of world-class, innovative technologies based on open standards that enable innovative mobile, video, IP, and TDM solutions for Network Service Providers and Enterprise Communication Networks. Dialogic’s customers and partners rely on its leading-edge, flexible components to rapidly deploy value-added solutions around the world.

Information about Dialogic is available at http://www.dialogic.com/. Dialogic is a registered trademark of Dialogic Corporation.

About Veraz

Veraz Networks, Inc. (NASDAQ: VRAZ - News), is the leading provider of application, control, and bandwidth optimization products that enable the evolution to the Multimedia Generation Network (MGN). Service providers worldwide use the Veraz MGN portfolio to extend their current application suite and rapidly add customized multimedia services that drive revenue and ensure customer retention. The Veraz MGN separates the control, media, and application layers while unifying management of the network, thereby increasing service provider operating efficiency. Wireline and wireless service providers in over 80 countries have deployed products from the Veraz MGN portfolio, which includes the ControlSwitch™, Network-adaptive Border Controller, I-Gate 4000 Media Gateways, the VerazView Management System, and a set of prepackaged applications. For more information regarding the company, please visit www.veraznetworks.com.

This press release contains forward-looking statements regarding future events that involve risks and uncertainties. Readers are cautioned that these forward-looking statements are only predictions and may differ materially from actual future events or results. Potential risks and uncertainties include, among others, the possibility that the transaction will not close or that the closing may be delayed. Additional risks and uncertainties that could cause Veraz results to differ materially from those expressed or implied by such forward-looking statements include but are not the other risks and uncertainties described more fully in Veraz documents filed with or furnished to the SEC. More information about these and other risks that may impact Veraz’ business is set forth in the “Risk Factors” section in Veraz Annual Report on Form 10-K for the year ended December 31, 2009 and Quarterly Report on Form 10-Q for the three months ended March 31, 2010 as filed with the SEC. This filing is available on a website maintained by the SEC at http://www.sec.gov/. All forward-looking statements in this press release are based on information available to Veraz as of the date hereof, and we assume no obligation to update these forward-looking statements.

A copy of this press release can be found on the investor relations page of Veraz’ website at www.veraznetworks.com. (VRAZ -IR)

Additional Information about the Proposed Merger and Where You Can Find It

Veraz filed a definitive proxy statement with the Securities and Exchange Commission on August 5, 2010 in connection with a special meeting of stockholders of Veraz to be held on September 30, 2010 for the purpose of voting on: the adoption of the Acquisition Agreement, dated as of May 12, 2010, by and between Veraz and Dialogic, an amendment to Veraz’s certificate of incorporation to effect a reverse stock split of the issued and outstanding shares of Veraz’s common stock, to be effective upon the consummation of the Arrangement or such other time as determined by Veraz’s board of directors, an amendment to Veraz’s certificate of incorporation to change the name of Veraz from “Veraz Networks, Inc.” to “Dialogic Inc.,” to be effective upon the consummation of the Arrangement, and the adjournment of the special meeting, if necessary, to solicit additional proxies if there are not sufficient votes at the time of the meeting in favor of the other proposals. BEFORE MAKING ANY VOTING DECISION WITH RESPECT TO THE PROPOSED TRANSACTION, SECURITY HOLDERS ARE URGED TO READ THE PROXY STATEMENT AND OTHER RELEVANT MATERIALS WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION. The proxy statement and other relevant materials, and any other documents filed by Veraz with the SEC, may be obtained free of charge at the SEC’s website at www.sec.gov. In addition, stockholders of Veraz may obtain free copies of the documents filed with the SEC by contacting Veraz’s Investor Relations department at (408) 750-9400 or Investor Relations, Veraz Networks, Inc., 926 Rock Avenue, Suite 20, San Jose, California 95131. You may also read and copy any reports, statements and other information filed by Veraz with the SEC at the SEC public reference room at 100 F Street, NE, Room 1580, Washington, D.C. 20549. Please call the SEC at 1-800-SEC-0330 or visit the SEC’s website for further information on its public reference room.

Veraz and its executive officers and directors may be deemed to be participants in the solicitation of proxies from the stockholders of Veraz in favor of the proposed transaction. A list of the names of Veraz’s executive officers and directors, and a description of their respective interests in Veraz, are set forth in the definitive proxy statement for Veraz’s Special Meeting of Stockholders, which was filed with the SEC on August 5, 2010, and in any documents subsequently filed by its directors and executive officers under the Securities and Exchange Act of 1934, as amended.

Investor Relations Contact:

MBS Value Partners

Ron Vidal, 212-750-5800

ron.vidal@mbsvalue.com

Press Contacts:

Veraz Networks, Inc.

Dawn Hogh

408-750-9533

dhogh@veraznet.com